Exhibit 10.18

LOAN AGREEMENT

This Loan Agreement (this “Agreement”) is entered into by and between the following parties on January 21, 2019 in Chaoyang District, Beijing, the People’s Republic of PRC:

Borrower:

Xiaohua Chen, a PRC citizen with identification card number of [***]

Lender:

Changsha Daojia Youxiang Network Technology Co., Ltd., a wholly foreign-owned enterprise duly incorporated and existing under the PRC laws with its unified social credit code of 91430100MA4PCR1L4F and registered address at Room 401, Building 17, Changsha Zhongdian Software Park, No. 39 Jianshan Road, Changsha High-tech Development Zone;

The above parties may be referred to collectively as the “Parties” and individually as the “Party” or “Other Parties.”

Whereas:

1.

Borrower and Tianjin 58 Daojia Life Service Co., Ltd. (“Tianjin Wuba”) signed an “Equity Transfer Agreement” (“Equity Transfer Agreement”) on January 21, 2019; The Borrower shall pay RMB 1,657,560 to Tianjin Wuba in consideration for the purchase of 82.878% of the equity interests in Wuba Daojia Co., Ltd.(a limited liability company duly organized and existing under the laws of the PRC with its unified social credit code of 91430100352859652J and its registered address at Room 201, Building 17, Phase I, Changsha Zhongdian Software Park, No. 39 Jianshan Road, Changsha High-tech Development Zone) held by Tianjin Wuba;

2.

The Lender is willing to lend RMB 1,657,560 to the Borrower (the “Loan”) to guarantee the Borrower’s fulfillment of its obligation of payment of the consideration to Tianjin Wuba under the Equity Transfer Agreement.

IN WITNESS WHEREOF, the Parties hereto enter into this Agreement through friendly consultation.

1	Amount of Loan and Remittance Date

The Lender will provide the loan to the Borrower voluntarily. The Loan will be remitted to the Borrower’s designated bank account within 7 days from the date of this Agreement.

2	Term of the Loan

Unless otherwise agreed by the Parties, the term of the Loan shall be 10 years from the effective date of this Agreement, which may be extended upon mutual written consent of the Parties. During the term of the Loan or the extended term of the Loan, the Borrower shall immediately repay the full amount of the Loan in the event that any of the following circumstances occur:

2.1	The term of thirty (30) days after the Borrower receives the Lender’s written notice requesting repayment has expired;

2.2	The Borrower’s death, lack or limitation of civil capacity;

2.3	The Borrower engages in or is involved in criminal activities.

3	LOAN INTEREST

The parties hereto acknowledge that the Loan hereunder is an interest-free borrowing.

4	Representations and Warranties

Each Party hereby represents and warrants to the other Parties as follows:

4.1	The requisite right, power and authority to enter into and perform this Agreement and relevant obligations and responsibilities have been obtained;

4.2	Neither the execution nor the performance of this Agreement will violate or conflict with other agreements entered into by the Parties.

5	TAXES

Any tax which may be incurred as a result of the execution, performance and repayment of this Agreement shall be borne by the Lender.

6	ASSIGNMENT OF THE AGREEMENT

6.1	Without the Lender’s prior written consent, the Borrower shall not assign its rights and obligations under this Agreement to any third party in whole or in part.

6.2

The Parties agree that the Lender shall be entitled to assign its rights and obligations under this Agreement to any third party in whole or in part by sending a written notice to the Borrower six (6) days in advance.

7	Liability for Breach

After formal execution of this Agreement, failure on the part by any Party to perform or fully perform its provisions of this Agreement shall constitute breach of this Agreement. The breaching Party shall be liable to compensate the non- breaching Party for all the economic losses caused by the breach, and the non-breaching Party shall have the right to request the breaching Party to continue the performance of this Agreement.

8	Effectiveness, Modification and Termination

8.1	This Agreement shall become effective from the date of signature and seal of all parties.

8.2	Any amendment of this Agreement shall require the execution of a written agreement by the Parties through consultation.

8.3

This Agreement shall not be terminated unless agreed to by the Parties in writing. The Borrower shall not be entitled to terminate this Agreement unilaterally; however, the Lender shall be entitled to terminate this Agreement by sending a written notice to the Borrower thirty (30) days in advance.

8.4

If the Lender notifies the Borrower in writing of the extension before the expiration of this Agreement, this Agreement may be extended according to the terms and conditions of this Agreement upon expiration. The extension shall be determined by the Lender, and the Borrower shall accept it unconditionally.

9	CONFIDENTIALITY

9.1

Each Party shall keep this Agreement the negotiation and execution process of this Agreement, the terms of this Agreement and any information, documents and data of the other Parties acquired in the course of performing this Agreement (“Confidential Information”) strictly confidential. Without the written consent of the other Parties, none of the Parties shall disclose any Confidential Information to any third party, except for the following circumstances:

(1)	Information already becomes known to the public (excluding the materials disclosed by the receiving Party);

(2)

Information required to be disclosed by laws, regulations and stock exchange rules, in which case the disclosing Party shall promptly notify the party lawfully in possession of such requirement in writing prior to the disclosure; and

(3)

If any Party discloses any information relating to this Agreement to its employees, legal or financial advisors, such employees, legal or financial advisors shall also perform the confidentiality obligation set forth in this Article; if employees or legal or financial advisors disclose the Confidential Information of any Party, such Party shall be deemed to have disclosed the Confidential Information by such Party, who shall bear the liabilities therefor.

9.2	In case this Agreement is modified or terminated or is held invalid or unenforceable, the validity and enforceability of this Agreement shall not be affected or impaired in any way.

10	Force Majeure

10.1

“Force Majeure” shall mean unforeseeable, unavoidable or insurmountable objective circumstances, including but not limited to earthquakes, floods, fires, other natural disasters, acts of governments, strikes, riots and other social uncontrollable events.

10.2

In the event of an event of Force Majeure, the Party encountering the Force Majeure shall notify the other Party thereof by the most convenient means without delay, and shall provide the other Party with a detailed written report concerning the event and the documentary evidence of the region where the event of Force Majeure occurs within fifteen (15) days after the occurrence of the event of Force Majeure, and shall also take all reasonable measures to eliminate the impact of the Force Majeure and mitigate the losses suffered by the other Party. The Party encountering the Force Majeure shall not bear the liability for breach of contract. After dissolving of the event of force majeure, both Parties shall continue to perform their obligations under this Agreement.

11	Governing Law and Dispute Resolution

11.1	The effectiveness, interpretation, performance and execution of this Agreement and the resolution of disputes hereunder shall be governed by the laws of PRC.

11.2

Any dispute arising from or in connection with this Agreement shall be settled through amicable consultations among the Parties. If no settlement can be reached through consultation within thirty (30) days after the occurrence of the dispute, either Party may apply to China International Trade and Economic Arbitration Commission for arbitration of the dispute. The arbitral award shall be final and binding on the Parties.

11.3	During the course of occurrence and resolution of a dispute, except for the matters in dispute, the Parties shall continue to enjoy the other rights and perform the obligations under this Agreement.

12	Miscellaneous

12.1

This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and constitutes the consent of the Parties hereto, and supersedes all prior oral or written agreements, representations and understandings with respect to the transactions contemplated hereby.

12.2	Notices

A notice, consent, demand or other communication hereunder shall be given by courier service, delivery in person or e-mail to the addresses and numbers shown below, unless the other Party notifies the other Party in writing of a changed address and number. Upon delivery to the appropriate addresses as above if sent by courier service or personal delivery, and upon entering the appropriate e-mail system as above if sent by e-mail:

Borrower: Xiaohua Chen

Address: [***]

Telephone: [***]

Lender’s Contact Person: Jinbo Yao

Address: [***]

Telephone: [***]

12.3	This Agreement is made in two originals with each Party holding one original and shall have the same legal effect.

[Remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed on the date first above written.

Borrower (Signature):

/s/ Xiaohua Chen
Xiaohua Chen

Lender (Official Seal):

/s/ Changsha Daojia Youxiang Network Technology Co., Ltd.
Changsha Daojia Youxiang Network Technology Co., Ltd.

Signature of Legal Representative: /s/ Xiaohua Chen

The spouse of the Borrower hereby confirms that:

I have read and known the Loan Agreement dated as of January 21, 2019 by and between Xiaohua Chen and Changsha Daojia Youxiang Network Technology Co., Ltd., and agree to the execution and performance of such agreement by Xiaohua Chen.

Signature of Spouse of the Borrower: /s/ Feng He

LOAN AGREEMENT

This Loan Agreement (this “Agreement”) is entered into by and between the following parties on January 21, 2019 in Chaoyang District, Beijing, the People’s Republic of PRC:

Borrower:

Jinbo Yao, a PRC citizen with identification card number of [***]

Lender:

Changsha Daojia Youxiang Network Technology Co., Ltd., a wholly foreign-owned enterprise duly incorporated and existing under the PRC laws with its unified social credit code of 91430100MA4PCR1L4F and registered address at Room 401, Building 17, Changsha Zhongdian Software Park, No. 39 Jianshan Road, Changsha High-tech Development Zone.

The above parties may be referred to collectively as the “Parties” and individually as the “Party” or “Other Parties.”

Whereas:

1.

Borrower and Tianjin 58 Daojia Life Service Co., Ltd. (“Tianjin Wuba”) signed an “Equity Transfer Agreement” (“Equity Transfer Agreement”) on January 21 2019; The Borrower shall pay RMB 342,440 to Tianjin Wuba in consideration for the purchase of 17.122% of the equity interests in Wuba Daojia Co., Ltd.(a limited liability company duly organized and existing under the laws of the PRC with its unified social credit code of 91430100352859652J and its registered address at Room 201, Building 17, Phase I, Changsha Zhongdian Software Park, No. 39 Jianshan Road, Changsha High-tech Development Zone) held by Tianjin Wuba;

2.

The Lender is willing to lend RMB 342,440 to the Borrower (the “Loan”) to guarantee the Borrower’s fulfillment of its obligation of payment of the consideration to Tianjin Wuba under the Equity Transfer Agreement.

IN WITNESS WHEREOF, the Parties hereto enter into this Agreement through friendly consultation.

1	Amount of Loan and Remittance Date

The Lender will provide the loan to the Borrower voluntarily. The Loan will be remitted to the Borrower’s designated bank account within 7 days from the date of this Agreement.

2	Term of the Loan

Unless otherwise agreed by the Parties, the term of the Loan shall be 10 years from the effective date of this Agreement, which may be extended upon mutual written consent of the Parties. During the term of the Loan or the extended term of the Loan, the Borrower shall immediately repay the full amount of the Loan in the event that any of the following circumstances occur:

2.1	The term of thirty (30) days after the Borrower receives the Lender’s written notice requesting repayment has expired;

2.2	The Borrower’s death, lack or limitation of civil capacity;

2.3	The Borrower engages in or is involved in criminal activities.

3	LOAN INTEREST

The parties hereto acknowledge that the Loan hereunder is an interest-free borrowing.

4	Representations and Warranties

Each Party hereby represents and warrants to the other Parties as follows:

4.1	The requisite right, power and authority to enter into and perform this Agreement and relevant obligations and responsibilities have been obtained;

4.2	Neither the execution nor the performance of this Agreement will violate or conflict with other agreements entered into by the Parties.

5	TAXES

Any tax which may be incurred as a result of the execution, performance and repayment of this Agreement shall be borne by the Lender.

6	ASSIGNMENT OF THE AGREEMENT

6.1	Without the Lender’s prior written consent, the Borrower shall not assign its rights and obligations under this Agreement to any third party in whole or in part.

6.2

The Parties agree that the Lender shall be entitled to assign its rights and obligations under this Agreement to any third party in whole or in part by sending a written notice to the Borrower six (6) days in advance.

7	Liability for Breach

After formal execution of this Agreement, failure on the part by any Party to perform or fully perform its provisions of this Agreement shall constitute breach of this Agreement. The breaching Party shall be liable to compensate the non- breaching Party for all the economic losses caused by the breach, and the non-breaching Party shall have the right to request the breaching Party to continue the performance of this Agreement.

8	Effectiveness, Modification and Termination

8.1	This Agreement shall become effective from the date of signature and seal of all parties.

8.2	Any amendment of this Agreement shall require the execution of a written agreement by the Parties through consultation.

8.3

This Agreement shall not be terminated unless agreed to by the Parties in writing. The Borrower shall not be entitled to terminate this Agreement unilaterally; however, the Lender shall be entitled to terminate this Agreement by sending a written notice to the Borrower thirty (30) days in advance.

8.4

If the Lender notifies the Borrower in writing of the extension before the expiration of this Agreement, this Agreement may be extended according to the terms and conditions of this Agreement upon expiration. The extension shall be determined by the Lender, and the Borrower shall accept it unconditionally.

9	CONFIDENTIALITY

9.1

Each Party shall keep this Agreement the negotiation and execution process of this Agreement, the terms of this Agreement and any information, documents and data of the other Parties acquired in the course of performing this Agreement (“Confidential Information”) strictly confidential. Without the written consent of the other Parties, none of the Parties shall disclose any Confidential Information to any third party, except for the following circumstances:

(1)	Information already becomes known to the public (excluding the materials disclosed by the receiving Party);

(2)

Information required to be disclosed by laws, regulations and stock exchange rules, in which case the disclosing Party shall promptly notify the party lawfully in possession of such requirement in writing prior to the disclosure; and

(3)

If any Party discloses any information relating to this Agreement to its employees, legal or financial advisors, such employees, legal or financial advisors shall also perform the confidentiality obligation set forth in this Article; if employees or legal or financial advisors disclose the Confidential Information of any Party, such Party shall be deemed to have disclosed the Confidential Information by such Party, who shall bear the liabilities therefor.

9.2	In case this Agreement is modified or terminated or is held invalid or unenforceable, the validity and enforceability of this Agreement shall not be affected or impaired in any way.

10	Force Majeure

10.1

“Force Majeure” shall mean unforeseeable, unavoidable or insurmountable objective circumstances, including but not limited to earthquakes, floods, fires, other natural disasters, acts of governments, strikes, riots and other social uncontrollable events.

10.2

In the event of an event of Force Majeure, the Party encountering the Force Majeure shall notify the other Party thereof by the most convenient means without delay, and shall provide the other Party with a detailed written report concerning the event and the documentary evidence of the region where the event of Force Majeure occurs within fifteen (15) days after the occurrence of the event of Force Majeure, and shall also take all reasonable measures to eliminate the impact of the Force Majeure and mitigate the losses suffered by the other Party. The Party encountering the Force Majeure shall not bear the liability for breach of contract. After dissolving of the event of force majeure, both Parties shall continue to perform their obligations under this Agreement.

11	Governing Law and Dispute Resolution

11.1	The effectiveness, interpretation, performance and execution of this Agreement and the resolution of disputes hereunder shall be governed by the laws of PRC.

11.2

Any dispute arising from or in connection with this Agreement shall be settled through amicable consultations among the Parties. If no settlement can be reached through consultation within thirty (30) days after the occurrence of the dispute, either Party may apply to China International Trade and Economic Arbitration Commission for arbitration of the dispute. The arbitral award shall be final and binding on the Parties.

11.3	During the course of occurrence and resolution of a dispute, except for the matters in dispute, the Parties shall continue to enjoy the other rights and perform the obligations under this Agreement.

12	Miscellaneous

12.1

This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and constitutes the consent of the Parties hereto, and supersedes all prior oral or written agreements, representations and understandings with respect to the transactions contemplated hereby.

12.2	Notices

A notice, consent, demand or other communication hereunder shall be given by courier service, delivery in person or e-mail to the addresses and numbers shown below, unless the other Party notifies the other Party in writing of a changed address and number. Upon delivery to the appropriate addresses as above if sent by courier service or personal delivery, and upon entering the appropriate e-mail system as above if sent by e-mail:

Borrower: Jinbo Yao

Address: [***]

Telephone: [***]

Lender’s Contact Person: Xiaohua Chen

Address: [***]

Telephone: [***]

12.3	This Agreement is made in two originals with each Party holding one original and shall have the same legal effect.

[Remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed on the date first above written.

Borrower (Signature):

/s/ Jinbo Yao
Jinbo Yao

Lender (Official Seal):

/s/ Changsha Daojia Youxiang Network Technology Co., Ltd.
Changsha Daojia Youxiang Network Technology Co., Ltd.

Signature of Legal Representative: /s/ Xiaohua Chen

The spouse of the Borrower hereby confirms that:

I have read and known the Loan Agreement dated as of January 21, 2019 by and between Jinbo Yao and Changsha Daojia Youxiang Network Technology Co., Ltd., and agree to the execution and performance of such agreement by Jinbo Yao.

Signature of Spouse of the Borrower: /s/ Keying Dai